UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 2)
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report:

                                February 1, 2006
                   ------------------------------------------
                        (Date of earliest event reported)


                              SPECTRUM BRANDS, INC.
    -----------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Wisconsin                      001-13615              22-2423556
-----------------------------       ---------------------    -------------------
(State or other Jurisdiction        (Commission File No.)      (IRS Employer
     of Incorporation)                                       Identification No.)


            Six Concourse Parkway, Suite 3300, Atlanta, Georgia 30328
         --------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (770) 829-6200
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
         --------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
[ ]   Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

The Registrant's Current Report on Form 8-K/A (Amendment No. 1) is being amended by this Amendment No. 2 solely to correct the unintentional omission of the date and conformed signature of the Company's Executive Vice President and Chief Financial Officer on the signature page. In the original Form 8-K/A (Amendment No. 1) filed on August 31, 2006, the date was omitted and a conformed signature was not included in the signature block. No other information or amounts are amended hereby.


Item 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

As previously reported, in order to assist the Company's shareholders to better understand the impact of the Company's recent acquisitions and dispositions on its ongoing business, beginning on January 26, 2006 the Company made available on the Investor Relations section of its website certain supplementary information representing the Company's quarterly results for the fiscal year ended September 30, 2005, as adjusted to include the results of acquired businesses and to exclude the results of disposed businesses, along with a reconciliation of these non-GAAP results to financial results presented in accordance with U.S. generally accepted accounting principles. This supplementary information is attached hereto in its entirety as Exhibit 99.1 and incorporated herein by reference.


Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

Exhibit
Number            Description of Exhibit
------            ----------------------

99.1 Supplemental financial information issued by Spectrum Brands, Inc. on February 1, 2006.


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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 2006                   SPECTRUM BRANDS, INC.


                                         By: /s/ Randall J. Steward
                                             ----------------------------------
                                             Name:  Randall J. Steward
                                             Title: Executive Vice President and
                                                    Chief Financial Officer

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                                  EXHIBIT INDEX


Exhibit
Number            Description of Exhibit
------            ----------------------

99.1 Supplemental financial information issued by Spectrum Brands, Inc. on February 1, 2006.